Exhibit 99.8

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-A

KEY PERFORMANCE FACTORS
July 31, 2000



        Expected B Maturity                                        3/17/03


        Blended Coupon                                              6.8642%



        Excess Protection Level
          3 Month Average  5.50%
          July, 2000  6.01%
          June, 2000  4.84%
          May, 2000  5.64%


        Cash Yield                                  19.22%


        Investor Charge Offs                        4.57%


        Base Rate                                   8.64%


        Over 30 Day Delinquency                     4.81%


        Seller's Interest                           11.87%


        Total Payment Rate                          14.13%


        Total Principal Balance                     $55,010,319,976.67


        Investor Participation Amount               $700,000,000.00


        Seller Participation Amount                 $6,529,119,458.18